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Exhibit 99.2
EXECUTION COPY

FiNet.com, Inc.
2527 Camino Ramon
Suite 200
San Ramon, California 94583

         SERIES B CONVERTIBLE PREFERRED STOCK AND WARRANT
PURCHASE AGREEMENT

May 10, 2002

i

6.5	Registration Rights Agreement	9
6.6	Consents and Waivers	9
6.7	Proceedings and Documents	9
6.8	Stockholder Approval of Issuance of Securities to Officers and Directors	9
SECTION 7 Miscellaneous		10
7.1	Amendment	10
7.2	Notices	10
7.3	Governing Law	10
7.4	Brokers or Finders	10
7.5	Expenses	11
7.6	Survival	11
7.7	Successors and Assigns	11
7.8	Entire Agreement	11
7.9	Delays or Omissions	11
7.10	Severability	11
7.11	Titles and Subtitles	11
7.12	Counterparts	11
7.13	Telecopy Execution and Delivery	12
7.14	Jurisdiction; Venue	12
7.15	Jury Trial	12
7.16	Further Assurances	12
7.17	Waiver of Potential Conflicts of Interest	12

ii

EXHIBITS

A	Schedule of Investors
B	Form of Certificate of Designations
C	Schedule of Exceptions
D	Form of Registration Rights Agreement
E	Form of Warrant

iii

FINET.COM, INC.

SERIES B CONVERTIBLE PREFERRED STOCK AND WARRANT
PURCHASE AGREEMENT

        This Series B Convertible Preferred Stock and Warrant Purchase Agreement (this "Agreement") is made as of May 10, 2002, by and among FiNet.com, Inc., a Delaware corporation (the "Company"), and the persons and entities (each, an "Investor" and collectively, the "Investors") listed on the Schedule of Investors attached as Exhibit A.

SECTION 1

Authorization and Sale of Series B Convertible Preferred Stock and Warrants

        1.1    Authorization.    The Company will, prior to the Initial Closing (as defined below), authorize (a) the sale and issuance of up to Sixty Thousand (60,000) shares (the "Shares") of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred"), having the rights, privileges, preferences and restrictions set forth in the Certificate of Designation of Series B Convertible Preferred Stock of the Company, in substantially the form attached as Exhibit B (the "Certificate of Designations"); and (b) the issuance of warrants, in substantially the form attached as Exhibit E (the "Warrants"), for the purchase of up to Six Hundred Fifty Thousand (650,000) shares (the "Warrant Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock").

        1.2    Sale and Issuance of Shares.    Subject to the terms and conditions of this Agreement, each of the Investors agrees to purchase, and the Company agrees to sell and issue to each Investor, the number of Shares set forth in the column designated "Number of Series B Shares" opposite such Investor's name on Exhibit A, at a cash purchase price of Forty Dollars ($40.00) per share. The Company's agreement with each Investor is a separate agreement, and the sale of the Shares to each Investor is a separate sale.

        1.3    Issuance of Warrants.    Subject to the terms and conditions of this Agreement, each of the Investors agrees to purchase, and the Company agrees to issue to each of the Investors, a Warrant exercisable for the number of Warrant Shares set forth in the column designated "Number of Warrant Shares" opposite such Investor's name on Exhibit A, each at an exercise price per share equal to the Fair Market Value (defined below) of a share of the Company's Common Stock. The Company's agreement with each Investor is a separate agreement, and the issuance of the Warrants to each Investor is a separate issuance. For purposes of this Section 1.3, "Fair Market Value" shall mean the average of the closing prices of the Company's Common Stock as reported on the Nasdaq SmallCap Market for trading days over the one-month period beginning on, and including, the trading day immediately preceding the date corresponding to the applicable Closing Date (defined below) in the month immediately preceding such Closing Date, and ending on, but excluding, the trading day immediately preceding the applicable Closing Date (defined below), rounded downward to the nearest whole cent ($0.01).

SECTION 2

Closing Dates; Delivery

        2.1    Closing.

        (a)  The purchase, sale and issuance of the Shares and the Warrants shall take place at one or more closings (each of which is referred to in this Agreement as a "Closing"). The initial Closing (the "Initial Closing") shall take place on May 10, 2002, or such other date as the Company and the Investors participating in such Initial Closing shall agree, and the subsequent Closing(s) shall take place on such date(s), as shall be approved by the Company and the Investors participating in such subsequent Closing(s), no later than 60 days following the Initial Closing (each such closing date is referred to in this Agreement as a "Closing Date").

        (b)  The Company may sell and issue up to the balance of the authorized shares of Series B Preferred not sold at the Initial Closing to such persons in subsequent Closings as may be approved by the Company and such persons shall, upon execution and delivery of the relevant signature pages, become "Holders" under the Registration Rights Agreement to be entered into by and among the Company and the Investors (each as defined therein) in substantially the form attached as Exhibit D (the "Registration Rights Agreement") without having to obtain the signature, consent or permission of any of the previous Investors. All such sales and issuances shall be made on the terms and conditions set forth in this Agreement.

        (c)  The Company and any Investors purchasing Series B Preferred and Warrants at each subsequent Closing will execute counterpart signature pages to this Agreement, and such Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement. Immediately after each subsequent Closing, Exhibit A will be amended to list the Investors purchasing shares of Series B Preferred and Warrants hereunder and the number of shares of Series B Preferred and the number of Warrant Shares underlying the Warrants purchased by each Investor under this Agreement at each such subsequent Closing. The Company will furnish to each Investor copies of the amendments to Exhibit A referred to in the preceding sentence. The Investors in each subsequent Closing will also execute and deliver, and become parties to and bound by, the Registration Rights Agreement.

        (d)  Any shares of Series B Preferred sold and issued at subsequent Closing(s) shall be deemed to be "Shares" for all purposes under this Agreement, any Warrants issued at subsequent Closing(s) shall be deemed "Warrants" for all purposes under this Agreement, and any purchasers thereof shall be deemed to be "Investors" for all purposes under this Agreement.

        (e)  Each Closing shall be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 7927 Jones Branch Drive, Suite 400, McLean, Virginia 22102, at 5:00 p.m. local time, on each Closing Date, or at such other time and place upon which the Company and the Investors participating in such Closing shall agree.

        2.2    Delivery.    At each Closing, the Company will deliver to each Investor in such Closing a certificate registered in such Investor's name representing the number of Shares that such Investor is purchasing in such Closing, and an executed Warrant to purchase the number of Warrant Shares set forth opposite such Investor's name on Exhibit A against payment of the purchase price therefor as set forth in the column designated "Purchase Price" opposite such Investor's name on Exhibit A, by check payable to the Company, by wire transfer in accordance with the Company's instructions or by cancellation of indebtedness; provided, however, that at the Initial Closing, such certificates, Warrants and purchase price for each of L. Daniel Rawitch and Diogo Abreu shall be held in escrow and shall not be delivered unless and until the approval of the stockholders of the Company is obtained in accordance with Section 6.8 hereof. In the event the approval of the stockholders of the Company is not obtained in accordance with Section 6.8 hereof, for each of L. Daniel Rawitch and Diogo Abreu such certificates and Warrants shall be cancelled, and such purchase price shall be returned, and Exhibit A will be amended to remove L. Daniel Rawitch and Diogo Abreu from the list of Investors purchasing shares of Series B Preferred and Warrants at the Initial Closing.

SECTION 3

Representations and Warranties of the Company

        Except as set forth on the Schedule of Exceptions attached as Exhibit C (the "Schedule of Exceptions") delivered to the Investors in connection with this Agreement, the Company represents and warrants to the Investors as of the date of this Agreement as follows:

        3.1    Organization and Standing.    The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Company's financial condition (a "Material Adverse Effect").

        3.2    Corporate Power.    Upon the Initial Closing, the Company will have all requisite legal and corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to sell and issue the Shares and the Warrants hereunder, to issue the Warrant Shares upon exercise of the Warrants, to issue the shares of the Common Stock of the Company issuable upon conversion of the Shares, and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement (together sometimes collectively referred to herein as the "Agreements").

        3.3    Capitalization.

        (a)  The authorized capital stock of the Company consists or will, upon the filing of the Certificate of Designations, consist of 50,000,000 shares of Common Stock, of which 9,533,634 shares are issued and outstanding as of the date of this Agreement, and 100,000 shares of Preferred Stock, 60,000 of which are designated Series B Preferred and none of which are issued and outstanding prior to the Initial Closing. The Common Stock and the Series B Preferred shall have the rights, preferences, privileges and restrictions set forth in the Company's Restated Certificate of Incorporation, as amended, and in the Certificate of Designations.

        (b)  The outstanding shares have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.

        (c)  The Company has reserved:

            (i)  60,000 shares of Series B Preferred for issuance pursuant to this Agreement;

          (ii)  650,000 shares of Common Stock for issuance upon exercise of the Warrants;

          (iii)  2,000,000 shares of Common Stock (as may be adjusted in accordance with the provisions of the Certificate of Designations) for issuance upon conversion of the Series B Preferred;

          (iv)  4,375,854 shares of Common Stock authorized for issuance pursuant to that certain Agreement of Purchase and Sale of Stock dated effective as of April 23, 2002 (the "RE Ventures Agreement"), as may be adjusted in accordance with the provisions of the RE Ventures Agreement; and

          (v)  2,152,460 shares of Common Stock authorized for issuance upon exercise of Common Stock warrants issued and outstanding as of the date of this Agreement.

        (d)  The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, and the Warrant Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement and the Warrants, will be validly issued, and will be fully paid and nonassessable. The Common Stock issuable upon conversion of the Shares and the Warrant Shares have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement, the Certificate of Designations, the Warrants and applicable law, will be validly issued, and will be fully paid and nonassessable. The Shares, the Warrants, the Warrant Shares and the Common Stock issued upon conversion of the Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investors; provided, however, that the Shares, the Warrants, the Warrant Shares and the Common Stock issuable upon conversion of the Shares are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein and in the Registration Rights Agreement and the Warrants. Except as set forth in the Registration Rights Agreement, the Shares, Warrants, the Warrant Shares and the Common Stock issuable upon conversion of the Shares are not subject to any preemptive rights or rights of first refusal.

        (e)  Except for the conversion privileges of the Series B Preferred, the rights provided pursuant to the RE Ventures Agreement, options issued or authorized for issuance to employees, consultants and directors pursuant to the Company's stock plans, or as otherwise set forth above, there are no options, warrants or other rights to purchase any of the Company's authorized and unissued capital stock.

        3.4    Authorization.    All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares, the Warrants, the Warrant Shares and the Common Stock issuable upon conversion of the Shares, and the performance of all of the Company's obligations under the Agreements (other than those obligations contained in Section 2 of the Registration Rights Agreement) has been taken or will be taken prior to the Initial Closing. The Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may further be limited by applicable laws and principles of public policy.

        3.5    Governmental Consent.    No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, the Warrants, the Warrant Shares and the Common Stock issuable upon conversion of the Shares, or the consummation of any other transaction contemplated by this Agreement, except (i) filing of the Certificate of Designations with the office of the Secretary of State of the State of Delaware, and (ii) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares, the Warrants, the Warrant Shares and the Common Stock issuable upon conversion of the Shares, under applicable U.S. federal and state securities laws.

        3.6    Offering.    Subject to the accuracy of the Investors' representations and warranties in Section 4, the offer, sale and issuance of the Shares and the Warrants to be issued in conformity with the terms of this Agreement, the issuance of the Warrant Shares to be issued upon exercise of the Warrants and the issuance of the Common Stock to be issued upon conversion of the Shares, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and from the qualification requirements of the California Corporate Securities Law of 1968, as amended.

        3.7    Brokers or Finders.    The Company has not engaged any brokers, finders or agents, and the Investors have not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreements.

SECTION 4

Representations and Warranties of the Investors

        Each Investor severally represents and warrants to the Company with respect to the purchase of the Shares, the Warrants and the Warrant Shares and the underlying Common Stock as follows:

        4.1    No Registration.    The Investor understands that the Shares, the Warrants and the Warrant Shares, and the underlying Common Stock, have not been, and, except in accordance with the terms set forth in the Registration Rights Agreement, will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein or otherwise made pursuant hereto.

        4.2    Investment Intent.    The Investor is acquiring the Shares, the Warrants and the Warrant Shares, and the Common Stock to be issued upon conversion of the Shares and the Warrant Shares, for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.

        4.3    Investment Experience.    The Investor or its purchaser representative, within the meaning of Regulation D, Rule 501(h), promulgated by the Securities and Exchange Commission has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

        4.4    Speculative Nature of Investment.    The Investor acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and the Investor is in a position to lose the entire amount of such investment.

        4.5    Access to Data.    The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Investor has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor understands that such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company's business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results. The Investor has had an opportunity to review each form, report, schedule, registration statement, proxy statement and other document required to be filed by the Company with the Securities and Exchange Commission (the "SEC Filings").

        4.6    Accredited Investor.    The Investor is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

        4.7    Residency.    The residency of the Investor (or, in the case of a partnership or corporation, such entity's principal place of business) is correctly set forth on Exhibit A.

        4.8    Restriction on Resales.    The Investor acknowledges that the Shares, the Warrants and the Warrant Shares, and the underlying Common Stock, must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Company has no present intention of registering the Shares, the Warrants or the Warrant Shares, or the underlying Common Stock, except as provided in the Registration Rights Agreement. The Investor further understands that there is no assurance that any exemption from registration under the Securities Act will be available or, if available, that such exemption will allow Investor to dispose of or otherwise transfer any or all of the Shares, the Warrants or the Warrant Shares, or the underlying Common Stock under the circumstances, in the amounts or at the times the Investor might propose.

        4.9    Rule 144.    The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. The Investor understands that the current public information referred to above is not now available and the Company has no present plans to make such information available. The Investor acknowledges and understands that notwithstanding any obligation under the Registration Rights Agreement, the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Shares, the Warrants, the Warrant Shares or the underlying Common Stock, and that, in such event, the Investor may be precluded from selling such securities under Rule 144, even if the other requirements of Rule 144 have been satisfied. The Investor acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Shares, the Warrants, the Warrant Shares or the underlying Common Stock. The Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

        4.10    No Public Market.    The Investor understands and acknowledges that no public market now exists for the Shares of Series B Preferred or the Warrants issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's Series B Preferred or Warrants.

        4.11    Authorization.

        (a)  The Investor has all requisite power and authority to execute and deliver the Agreements, to purchase the Shares and the Warrants hereunder and to carry out and perform its obligations under the terms of the Agreements. All action on the part of the Investor necessary for the authorization, execution, delivery and performance of the Agreements, and the performance of all of the Investor's obligations under the Agreements, has been taken or will be taken prior to the Closing.

        (b)  The Agreements, when executed and delivered by the Investor, will constitute valid and legally binding obligations of the Investor, enforceable in accordance with their terms except: (i) to the extent that the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable law and principles of public policy, (ii) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (iii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

        (c)  No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Investor in connection with the execution and delivery of the Agreements or the performance of the Investor's obligations hereunder or thereunder.

        4.12    Brokers or Finders.    The Investor has not engaged any brokers, finders or agents, and neither the Company nor any other Investor has, nor will, incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreements.

        4.13    Investor Counsel.    The Investor acknowledges that it has had the opportunity to review the Agreements, the exhibits and schedules attached hereto and thereto, the SEC filings and the transactions contemplated by the Agreements with its own legal counsel. Each Investor is relying solely on such counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Agreements.

        4.14    Tax Advisors.    The Investor has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Agreements. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Agreements.

        4.15    Further Limitations on Disposition.    Without in any way limiting the representations and warranties set forth above, such Investor further agrees not to make any disposition of all or any portion of the Shares, the Warrants, the Warrant Shares and the Common Stock issuable upon conversion thereof unless and until (1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (2) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will be exempt from registration under the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer by such Investor:

        (a)  to a fund, partnership, limited liability company or other entity that is affiliated with such transferring Investor;

        (b)  to a partner or member (or retired partner or member) of such transferring Investor, or to the estate of any such partner or member (or retired partner or member);

        (c)  to such transferring Investor's spouse, siblings, lineal descendants or ancestors by gift, will or intestate succession; or

        (d)  in compliance with Rule 144(k) (or any successor provision) of the Securities Act so long as the Company is furnished with satisfactory evidence of compliance with such rule;

        provided, however, that, in the case of (a), (b) or (c), the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder. Each Investor shall cause any proposed purchaser, assignee, transferee or pledgee of any Shares, Warrants or Warrant Shares or the underlying Common Stock held by the Investor to take and hold such securities subject to the provisions and upon the conditions of this Agreement. Each Investor consents to the Company's making a notation on its records and giving instructions to any transfer agent for its capital stock to implement the restrictions on transfer established in this Agreement.

        4.16    Legends.    Such Investor understands and agrees that the certificates evidencing the Shares, the Warrant Shares or any Common Stock issuable upon conversion thereof, or any other securities issued in respect of the Shares, the Warrant Shares or any Common Stock issuable upon conversion thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the legends required by the other Agreements, including legends relating to restrictions on transfer under federal and state securities laws and any legends which may be required by Sections 417 and 418 of the California Corporations Code and under applicable state securities laws.

        4.17    Representations by Non-United States persons.    If an Investor is not a United States person, such Investor hereby represents that such Investor is satisfied as to the full observance of the laws of such Investor's jurisdiction in connection with any invitation to subscribe for the Shares, the Warrants, the Warrant Shares and the underlying shares of Common Stock or any use of the Agreements, including (i) the legal requirements within such Investor's jurisdiction for the purchase of such securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities. Such Investor's subscription and payment for, and such Investor's continued beneficial ownership of, the Shares, the Warrants, the Warrant Shares and the underlying shares of Common Stock will not violate any applicable securities or other laws of such Investor's jurisdiction.

SECTION 5

Conditions to Investors' Obligations to Close

        An Investor's obligation to purchase the Shares and Warrants at a Closing is subject to the fulfillment on or before the Closing of each of the following conditions, unless waived by the applicable Investor purchasing the Shares and Warrants in such Closing:

        5.1    Representations and Warranties.    The representations and warranties made by the Company in Section 3 (as modified by the disclosures on the Schedule of Exceptions, as may be amended) shall be true and correct in all material respects as of the Closing Date.

        5.2    Covenants.    All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

        5.3    Blue Sky.    The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares, the Warrants, the Warrant Shares and the Common Stock issuable upon conversion of the Shares.

        5.4    Certificate of Designations.    The Certificate of Designations shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware.

        5.5    Registration Rights Agreement.    The Company and the Holders (each as defined in the Registration Rights Agreement) shall have executed and delivered the Registration Rights Agreement in substantially the form attached as Exhibit D.

        5.6    Good Standing.    The Company shall have delivered to counsel, if any, to the Investors a certificate of the Secretary of State of the State of Delaware, dated as of a date within five days of the Closing Date, with respect to the good standing of the Company.

SECTION 6

Conditions to Company's Obligation to Close

        The Company's obligation to sell and issue the Shares and Warrants at a Closing is subject to the fulfillment on or before the Closing of the following conditions, unless waived by the Company:

        6.1    Representations and Warranties.    The representations and warranties made by the Investors in Section 4 shall be true and correct when made and shall be true and correct as of the Closing Date.

        6.2    Covenants.    All covenants, agreements and conditions contained in the Agreements to be performed by Investors on or prior to the Closing Date shall have been performed or complied with as of the Closing Date.

        6.3    Compliance with Securities Laws.    The Company shall be satisfied that the offer and sale of the Shares, the Warrants, the Warrant Shares and the underlying Common Stock shall be qualified or exempt from registration or qualification under all applicable federal and state securities laws.

        6.4    Certificate of Designations.    The Certificate of Designations shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware.

        6.5    Registration Rights Agreement.    The Company and the Holders (each as defined in the Registration Rights Agreement) shall have executed and delivered the Registration Rights Agreement in substantially the form attached as Exhibit D.

        6.6    Consents and Waivers.    The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

        6.7    Proceedings and Documents.    All corporate and other proceedings in connection with the transactions contemplated by the Agreements at the respective Closing, and all documents and instruments incident to such transactions, shall have been reasonably approved by counsel to the Company.

        6.8    Stockholder Approval of Issuance of Securities to Officers and Directors.    The Company's obligation to sell and issue Shares and Warrants to each of L. Daniel Rawitch and Diogo Abreu at the Initial Closing is subject to the approval of the stockholders of the Company at the annual meeting of the stockholders of the Company, expected to be held on or about June 20, 2002.

SECTION 7

Miscellaneous

        7.1    Amendment.    Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Investors holding a majority of the Common Stock issued or issuable upon conversion of the Shares issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that Investors purchasing shares in a Closing after the Initial Closing may become parties to this Agreement in accordance with Section 2.1 without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Investor. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities. Each Investor acknowledges that by the operation of this paragraph, the holders of a majority of the Common Stock issued or issuable upon conversion of the Shares issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

        7.2    Notices.    All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger addressed:

        (a)  if to an Investor, at the Investor's address as shown in the Company's records, as may be updated in accordance with the provisions hereof;

        (b)  if to any other holder of any Shares, Warrants or Warrant Shares or the underlying Common Stock, at such address as shown in the Company's records, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares, Warrants or Warrants Shares or underlying Common Stock for which the Company has contact information in its records; or

        (c)  if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Investors, with a copy to Robert D. Sanchez, Wilson Sonsini Goodrich & Rosati, P.C., 7927 Jones Branch Drive, Suite 400, McLean, Virginia 22102.

        Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

        7.3    Governing Law.    This Agreement shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

        7.4    Brokers or Finders.    The Company shall indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a brokerage or finder's fee or agent's commission (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 3.7, and each Investor agrees to indemnify and hold harmless the Company and each other Investor from any liability for any commission or compensation in the nature of a brokerage or finder's fee or agent's commission (and the costs and expenses of defending against such liability or asserted liability) for which the Company, any other Investor or any of their constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 4.12.

        7.5    Expenses.    The Company and the Investors shall each pay their own expenses in connection with the transactions contemplated by this Agreement.

        7.6    Survival.    The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby for two years from the date of the Initial Closing.

        7.7    Successors and Assigns.    This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties.

        7.8    Entire Agreement.    This Agreement, the other Agreements and the exhibits and schedules thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

        7.9    Delays or Omissions.    Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

        7.10    Severability.    Unless otherwise expressly provided herein, the rights of the Investors hereunder are several rights, not rights jointly held with any of the other Investors. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, and the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties' intent in entering into this Agreement.

        7.11    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto.

        7.12    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        7.13    Telecopy Execution and Delivery.    A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

        7.14    Jurisdiction; Venue.    With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California).

        7.15    Jury Trial.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

        7.16    Further Assurances.    Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

        7.17    Waiver of Potential Conflicts of Interest.    Each of the Investors and the Company acknowledges that Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR") may have represented and may currently represent certain of the Investors. In the course of such representation, WSGR may have come into possession of confidential information relating to such Investors. Each of the Investors and the Company acknowledges that WSGR is representing only the Company in this transaction. Each of the Investors and the Company understands that an affiliate of WSGR may also be an Investor under this Agreement. Pursuant to Rule 3-310 of the Rules of Professional Conduct promulgated by the State Bar of California, an attorney must avoid representations in which the attorney has or had a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each of the Investors and the Company hereby waives any actual or potential conflict of interest which may arise as a result of WSGR's representation of such persons and entities, WSGR's possession of such confidential information and the participation by WSGR's affiliate in the financing. Each of the Investors and the Company represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.

(The remainder of this page is left intentionally blank.)

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"COMPANY"
FINET.COM, INC. a Delaware corporation
By:	/s/ L. DANIEL RAWITCH
Name: L. Daniel Rawitch Title: Chief Executive Officer
"INVESTOR"
L. Daniel Rawitch (Name of Investor)
/s/ L. DANIEL RAWITCH (Signature)
(Name and title of signatory, if applicable)

(Signature Page to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"COMPANY"
FINET.COM, INC. a Delaware corporation
By:

Name: L. Daniel Rawitch Title: Chief Executive Officer
"INVESTOR"
Diogo Abreu (Name of Investor)
/s/ DIOGO ABREU (Signature)
(Name and title of signatory, if applicable)

(Signature Page to Series B Convertible Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"COMPANY"
FINET.COM, INC. a Delaware corporation
By:

Name: L. Daniel Rawitch Title: Chief Executive Officer
"INVESTOR"
Banco Espirito Santo de Investimento, S.A. (Name of Investor)
By:	/s/ LUIS PACHECO MELO Director
/s/ LUIS VAZ Director

(Signature Page to Series B Convertible Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"COMPANY"
FINET.COM, INC. a Delaware corporation
By:	Name: L. Daniel Rawitch Title: Chief Executive Officer
"INVESTOR"
Companhia de Cervejas Estrela, S.A. (Name of Investor)
By:	/s/ ALFREDO MADEIRA MARQUES
By:	/s/ MANUEL SERZEBELO DE ALMEIDA Chairman

(Signature Page to Series B Convertible Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"COMPANY"
FINET.COM, INC. a Delaware corporation
By:
Name: L. Daniel Rawitch Title: Chief Executive Officer
"INVESTOR"
Monica Albuquerque D'Orey (Name of Investor)
/s/ MONICA ALBUQUERQUE D'OREY (Signature)
(Name and title of signatory, if applicable)

(Signature Page to Series B Convertible Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"COMPANY"
FINET.COM, INC. a Delaware corporation
By:	Name: L. Daniel Rawitch Title: Chief Executive Officer
"INVESTOR"
Miguel Ferreira Almeida (Name of Investor)
/s/ MIGUEL FERREIRA ALMEIDA (Signature)
(Name and title of signatory, if applicable)

(Signature Page to Series B Convertible Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"COMPANY"
FINET.COM, INC. a Delaware corporation
By:

Name: L. Daniel Rawitch Title: Chief Executive Officer
"INVESTOR"
K One Limited Partnership (Name of Investor)
/s/ SAMUEL J. KIEHL (Signature)
General Partner (Name and title of signatory, if applicable)

(Signature Page to Series B Convertible Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"COMPANY"
FINET.COM, INC. a Delaware corporation
By:

Name: L. Daniel Rawitch Title: Chief Executive Officer
"INVESTOR"
Lawrence M. Lubbers, MD (Name of Investor)
/s/ LAWRENCE M. LUBBERS, MD (Signature)
(Name and title of signatory, if applicable)

(Signature Page to Series B Convertible Stock and Warrant Purchase Agreement)

EXHIBIT A
SCHEDULE OF INVESTORS

I.    Initial Closing Investors

Investor	Number of Series B Shares	Number of Warrant Shares	Purchase Price
L. Daniel Rawitch c/o FiNet.com. Inc. 2527 Camino Ramon, Suite 200 San Ramon, CA 94583 fax: 925-242-5990 drawitch@finet.com	5,000	53,333	$200,000.00
Diogo Abreu c/o FiNet.com. Inc. 2527 Camino Ramon, Suite 200 San Ramon, CA 94583 fax: 925-242-5990 dabreu@finet.com	3,750	40,000	$150,000.00
Banco Espirito Santo de Investimento, S.A. R. Alexandre Herculano, nr-38 1269-161 Lisboa, Portugal Fax: 351-21-319-69-32	6,250	66,667	$250,000.00
Companhia de Cervejas Estrela, S.A. Avenida Almirante Reis 115 So Andas 1150-014, Lisboa, Portugal	6,250	66,667	$250,000.00
Monica Albuquerque D'Orey Rua Cesaro Verde, No. 298 2750-657 Cascais, Portugal	7,500	80,000	$300,000.00
Miguel Ferreira Almeida	7,500	80,000	$300,000.00
K One Limited Partnership 6909 Gay Road Grove City, Ohio 43123 Fax: 614-877-2129	5,000	53,333	$200,000.00
Lawrence M. Lubbers, MD 865 Curleys Court Worthington, Ohio 43235 Fax: 614-262-0822 Phone: 614-262-4263, ext. 0	1,250	13,333	$50,000.00
Initial Closing Totals:	42,500	453,333	$1,700,000

[Add subsequent closing(s), as appropriate]

EXHIBIT B

FORM OF
CERTIFICATE OF DESIGNATIONS

EXHIBIT C

FiNet.com, Inc.

SCHEDULE OF EXCEPTIONS

        This disclosure of exceptions is made and given pursuant to Section 3 of the Series B Convertible Preferred Stock and Warrant Purchase Agreement, dated as of May 10, 2002 (the "Agreement"), among FiNet.com, Inc. (the "Company") and the Investors listed on Exhibit A thereto. All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided. The section numbers below correspond to the section numbers of the representations and warranties in the Agreement that are modified by the disclosures; provided, however, that any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would be appropriate.

        Nothing in this disclosure of exceptions is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. Inclusion of any item in this Schedule (1) does not represent a determination that such item is material or establish a standard of materiality, (2) does not represent a determination that such item did not arise in the ordinary course of business, (3) does not represent a determination that the transactions contemplated by the Agreement require the consent of third parties, and (4) shall not constitute, or be deemed to be, an admission to any third party concerning such item. This Schedule of Exceptions includes brief descriptions or summaries of certain agreements and instruments, copies of which are available upon reasonable request. Such descriptions do not purport to be comprehensive, and are qualified in their entirety by reference to the text of the documents described.

Schedule 3.4

        The issuance of Shares and Warrants to L. Daniel Rawitch and Diogo Abreu at the Initial Closing is subject to the approval of the stockholders of the Company.

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT E

FORM OF WARRANT

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FiNet.com, Inc. 2527 Camino Ramon Suite 200 San Ramon, California 94583
TABLE OF CONTENTS
EXHIBITS
FINET.COM, INC. SERIES B CONVERTIBLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
SECTION 1 Authorization and Sale of Series B Convertible Preferred Stock and Warrants
SECTION 2 Closing Dates; Delivery
SECTION 3 Representations and Warranties of the Company
SECTION 4 Representations and Warranties of the Investors
SECTION 5 Conditions to Investors' Obligations to Close
SECTION 6 Conditions to Company's Obligation to Close
SECTION 7 Miscellaneous
EXHIBIT B FORM OF CERTIFICATE OF DESIGNATIONS
EXHIBIT C FiNet.com, Inc. SCHEDULE OF EXCEPTIONS
EXHIBIT D FORM OF REGISTRATION RIGHTS AGREEMENT
EXHIBIT E FORM OF WARRANT